As filed with the Securities and Exchange Commission on March 9, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22562

Babson Capital Global Short Duration High Yield Fund
(Exact name of registrant as specified in charter)

550 South Tryon Street, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Janice M. Bishop
Secretary and Chief Legal Officer
c/o Babson Capital Management LLC
Independence Wharf
470 Atlantic Avenue
Boston, MA 02210
(Name and address of agent for service)

704-805-7200
Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

2015 ANNUAL REPORT

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Babson Capital Global Short Duration High Yield Fund
c / o Babson Capital Management LLC
550 South Tryon St.
Charlotte, NC 28202
704.805.7200
http://www.BabsonCapital.com/bgh

ADVISER
Babson Capital Management LLC
550 South Tryon St.
Suite 3300
Charlotte, NC 28202

SUB-ADVISOR
Babson Capital Global Advisors Limited
61 Aldwych
London, UK
WC2B 4AE

COUNSEL TO THE FUND
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

CUSTODIAN
US Bank
MK-WI-S302
1555 N. River Center Drive
Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES
The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

OFFICERS OF THE FUND

Russell Morrison President	Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

Patrick Hoefling
Chief Financial Officer

Andrew Lennon
Treasurer

Michael Freno
Vice President

Sean Feeley
Vice President

Scott Roth
Vice President

Melissa LaGrant
Chief Compliance Officer

Janice Bishop
Secretary/Chief Legal Officer

Michele Manha
Assistant Secretary

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

Dear Fellow Shareholders,

We provide you with the 2015 Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning during a volatile year for the high yield markets as well as to notify you about a couple of important Fund updates. We would like to remind shareholders that we continue to believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credits. Utilizing the Group’s expertise, deep resources, and time-tested process, we continue to believe we can provide investors an attractive level of current income even during periods of market stress.

The global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio, such as additional diversification, higher credit quality, increased yield, and lower duration. More importantly, the Fund’s flexibility to dynamically shift the geographical weighting in order to capture what we believe are the best risk-adjusted investment opportunities. In managing the Fund, we also pay close attention to limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

The year started strong in 2015 as the global high yield bond markets rallied as the European Central Bank announced its quantitative easing program and macroeconomic conditions in the U.S. generally improved. The second half of the year, however, delivered mostly negative returns for the high yield asset class as volatility rattled the broader capital markets. China’s unexpected currency devaluation added to mounting concerns over the potential impact of a slowing Chinese economy on global growth.

Due to persistent volatility across the commodity and energy related sector, U.S. high yield bond retail mutual funds experienced outflows of $9 billion during the third quarter. European high yield bond mutual funds finished the third quarter with outflows as well, though to a lesser extent. A combination of market volatility and slow summer activity in the primary markets muted new issuance for both high yield bond markets. However, primary market calendars began to build across the markets following the Federal Reserve’s September decision to keep U.S. interest rates unchanged.

The global high yield markets experienced heightened volatility in the fourth quarter though, particularly in the U.S. Challenging conditions in the U.S. high yield bond market, coupled with further declines in global commodity prices, negatively impacted overall market performance. Headlines following the abrupt closure of a distressed-focused U.S. mutual fund in December added to the pervasive negative sentiment and accelerated U.S. retail fund outflows early in the month. In the primary markets, overall issuance volumes were lighter in the fourth quarter, due largely to the reduction in refinancing activity.

U.S. high yield bond mutual funds experienced outflows in the fourth quarter of $4.3 billion while European high yield bond mutual funds, on the other hand, finished the fourth quarter with a net inflow of €3.4 billion. U.S. and European high yield bond spreads and yields widened over the course of the year due to the market volatility and risk aversion in the market. Despite the volatile end to the year, we believe issuer fundamentals outside of the energy and commodity sectors remain largely intact. With the exception of those troubled sectors, we expect market default rates to remain below long term averages in 2016.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended December with a portfolio of 126 issuers, which is a decrease from the beginning of the year of 130 issuers. A majority of the issuers are domiciled in the U.S. (63.5%) with the U.K. (17.3%) and Germany (3.4%) representing the next largest country exposures – see Country Composition chart on page 5. From a geographic standpoint, exposure to U.S. domiciled companies increased and exposure to foreign issuers decreased since the beginning of the year. While maintaining a meaningful presence in the Western European market, we increased our exposure to the U.S. to take advantage of opportunistic investments over the course of the year as spreads have widened significantly compared to the Western European region. We believe this has offered the Fund the ability to maintain an attractive level of current income while adding the potential for capital appreciation which is more difficult to uncover in Western Europe.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

As of December 31, 2015, the Fund remained well positioned across the credit quality spectrum: 6.3% BB-rated and above, 74.8% B-rated, and 10.9% CCC-rated and below, with over 50% of the portfolio consisting of senior secured obligations. The credit quality of the Fund’s underlying holdings remained very similar throughout the year with a slight decrease in BB-rated and above credits, a modest increase in B-rated credits and a very similar allocation to CCC-rated and below credits. Non-publicly rated securities and cash and accrued interest represented 0.7% and 7.3%, respectively.1

The Fund paid six consecutive monthly dividend payments of $0.1677 per share in the first half of 2015 and six consecutive monthly dividend payments of $0.1615 in the second half of 2015, all comprised of net investment income. The Fund also declared a special dividend at year-end of $0.2196 per share comprised of additional net investment income. In total for the year, including the special dividend, the Fund paid investors $2.20 per share, which we believe is an attractive level of yield for a global short duration high yield bond fund. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $16.49 and $18.47, respectively, reflecting a 10.72% discount to NAV. Based on the Fund’s share price and NAV on December 31, 2015, the Fund’s market price and NAV distribution rates using the most recent monthly dividend, excluding any special dividends, on an annualized basis were 11.75% and 10.49%, respectively. Assets acquired through leverage, which represented 25.70% of the Fund’s total assets at year-end, were accretive to net investment income and benefited shareholders.

It should be noted that the monthly dividends announced in February 2016 were reduced by 5.00% to $0.1534 per share. Based on the current market volatility and expectations that stress on commodity related companies will remain high over the course of the year, the portfolio management team made the decision to recommend a reduction in the Fund’s dividend rate which we believe was a better option for Fund shareholders at this time than running an increased risk of returning capital in the future or increasing the risk profile of the Fund.

In recognition of current market conditions and the recent dividend reduction, and consistent with Babson Capital’s commitment to delivering shareholder value, Babson Capital has contractually agreed to waive a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year commencing on January 1, 2016. Such waived fees are not subject to recoupment from the Fund.

On a full year 2015 basis, the NAV total return was -5.57%, underperforming the global high yield bond market as measured by the Bank of America / Merrill Lynch Global Non-Financial High Yield Index (HN0C), which returned -3.14%. As mentioned earlier, the second half of 2015 experienced a fair amount of dislocation as outflows continued unabated and managers sold assets at what we believe to be below fair market value. The Fund was not immune to the selling pressure in the markets and we have tried to optimize the portfolio with what we view to be our best risk-adjusted ideas with attractive income streams, especially from the non-commodity related portion of the portfolio. Despite recent pressure, any further pull back in prices will likely provide opportunities to add to positions in “high conviction” names offering attractive relative value. From a market value perspective, the Fund’s total return for 2015 was -8.25%.

The Fund’s Board of Trustees approved a change in the benchmark for the Fund from the BofA/Merrill Lynch Global Non-Financial High Yield Constrained Index (“HN0C”) to the BofA/Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (“HNDC”). Due to the recent increase of emerging market high yield corporate debt in the HN0C, and because emerging markets are not an area of focus for the Fund, the Fund’s investment manager believes the HNDC better reflects the investment opportunity set of the Fund.

[1].
Ratings are based on Moody’s and S&P. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P are considered to be investment grade quality.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

In Conclusion

Although the Federal Reserve’s December announcement of its first interest rate increase since 2006 provides an answer to one of the biggest questions for the market, uncertainty remains around the potential consequences increased interest rate volatility may have on currencies, treasury yields, and risk assets going forward. While we believe the volatility we have seen in the commodity space will likely persist, we expect general corporate fundamentals to remain intact. This should continue to support high yield valuations in the near-term as well as keep default rates below their historical averages.

As mentioned in previous annual shareholder reports and which we believe is still applicable in the current volatile market environment, we take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that is deeply rooted in fundamental bottom-up analysis. In times of market volatility, we focus on our disciplined approach and emphasize our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture such attractive capital appreciation opportunities as may exist. We continue to believe in and manage to this philosophy and believe the Fund will continue to offer an attractive dividend yield through 2016.

We value your continued commitment to the Fund, and look forward to helping you achieve your investment objectives in 2016.

Sincerely,

Russ Morrison

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

PORTFOLIO COMPOSITION (% of Assets*)

COUNTRY COMPOSITION (% of Assets*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

Assets
Investments, at fair value (cost $570,323,681)	$474,698,296
Cash	30,797,296
Foreign currency, at fair value (cost $2,329,775)	2,314,578
Interest receivable	10,124,423
Unrealized appreciation on forward foreign exchange contracts	1,687,753
Prepaid expenses and other assets	8,984
Total assets	519,631,330

Liabilities
Note payable	133,500,000
Dividend payable	7,644,046
Payable for investments purchased	7,208,572
Payable to adviser	398,420
Unrealized depreciation on forward foreign exchange contracts	122,854
Accrued expenses and other liabilities	339,137
Total liabilities	149,213,029
Total net assets	$370,418,301

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	477,884,220
Dividends in excess of net investment income	(2,125,852)
Accumulated net realized loss	(11,200,705)
Net unrealized depreciation	(94,139,563)
Total net assets	$370,418,301

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$18.47

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

Investment Income
Interest income	$48,854,548
Other income	86,615
Total investment income	48,941,163

Operating Expenses
Advisory fees	5,687,510
Administrator fees	1,880,690
Interest expense	1,577,643
Professional fees	204,307
Directors’ fees	196,562
Printing and mailing expense	94,662
Registration fees	2,980
Other operating expenses	76,074
Total operating expenses	9,720,428
Net investment income	39,220,735

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(16,305,722)
Net realized gain on forward foreign exchange contracts	11,386,280
Net realized loss on foreign currency and translation	(152,666)
Net realized loss on investments	(5,072,108)
Net unrealized depreciation of investments	(61,348,222)
Net unrealized appreciation of forward foreign exchange contracts	319,333
Net unrealized appreciation of foreign currency and translation	87,401
Net unrealized depreciation on investments	(60,941,488)
Net realized and unrealized losses on investments	(66,013,596)
Net decrease in net assets resulting from operations	$(26,792,861)

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2015

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(26,792,861)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(209,050,176)
Proceeds from sales of long-term investments	226,542,793
Purchases of foreign currency, net	(1,841,079)
Forward currency exchange contracts, net	(319,333)
Net unrealized depreciation	61,291,886
Net realized loss	16,305,722
Amortization and accretion	356,121
Changes in operating assets and liabilities:
Decrease in interest receivable	75,093
Decrease in prepaid expenses and other assets	19,350
Decrease in receivable for investments sold	3,281,420
Increase in payable for investments purchased	4,703,572
Decrease in payable to Adviser	(83,467)
Increase in accrued expenses and other liabilities	43,427
Net cash provided by operating activities	74,532,468
Cash Flows From Financing Activities
Advances from credit facility	5,000,000
Repayments on credit facility	(25,000,000)
Distributions paid to common shareholders	(51,522,597)
Net cash used in financing activities	(71,522,597)
Net change in cash	3,009,871
Cash beginning of year	27,787,425
Cash end of year	$30,797,296
Supplemental disclosure of cashflow information
Income taxes paid	$—
Interest paid	1,508,059

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations
Net investment income	$39,220,735	$42,515,746
Net realized gain (loss) on investments	(5,072,108)	5,208,578
Net unrealized depreciation on investments	(60,941,488)	(60,542,792)
Net decrease in net assets resulting from operations	(26,792,861)	(12,818,468)

Dividends to Common Stockholders
Net investment income	(44,022,967)	(51,354,913)
Net realized gain	—	(789,477)
Total dividends to common stockholders	(44,022,967)	(52,144,390)
Total decrease in net assets	(70,815,828)	(64,962,858)

Net Assets
Beginning of year	441,234,129	506,196,987
End of year (including 2015 dividends in excess of net investment income and 2014 undistributed net investment income of $2,125,852 and $3,828,391, respectively)	$370,418,301	$441,234,129

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012
Per Common Share Data (2)
Net asset value, beginning of period	$22.00	$25.24	$24.30	23.82	(3)
Income from investment operations:
Net investment income	1.90	2.12	2.05	0.18
Net realized and unrealized gains (losses) on investments	(3.23)	(2.76)	1.21	0.47
Total increase (decrease) from investment operations	(1.33)	(0.64)	3.26	0.65
Less dividends to common stockholders:
Net investment income	(2.20)	(2.56)	(2.01)	(0.17)
Net realized gain	—	(0.04)	(0.31)	—
Total dividends to common stockholders	(2.20)	(2.60)	(2.32)	(0.17)
Net asset value, end of period	$18.47	$22.00	$25.24	$24.30
Per common share market value, end of period	$16.49	$20.19	$23.12	$23.77
Total investment return based on net asset value (2)(4)	(5.57)%	(2.25)%	14.48%	2.69%
Total investment return based on market value (2)(4)	(8.13)%	(2.06)%	7.20%	(4.27)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$370,418	$441,234	$506,197	$487,005
Ratio of expenses to average net assets	2.27%	2.20%	2.06%	1.85	%(5)
Ratio of net investment income to average net assets	9.18%	8.47%	8.20%	4.70	%(5)
Portfolio turnover rate (2)	38.13%	63.66%	60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)
Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend  reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS
December 31, 2015

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income – 128.15%*:
Bank Loans§ – 20.55%*:
Aerospace and Defense – 0.41%*:
Swissport Investments+	6.25%	12/3/2021	1,400,000	$1,358,000	$1,518,605
Total Aerospace and Defense			1,400,000	1,358,000	1,518,605

Broadcasting and Entertainment – 0.60%*:
Learfield Communications Inc.	8.75	10/8/2021	1,714,286	1,727,291	1,688,571
Tele Columbus+	8.50	7/30/2022	500,000	535,881	539,303
Total Broadcasting and Entertainment			2,214,286	2,263,172	2,227,874

Cargo Transport – 1.19%*:
Direct ChassisLink Inc. (add on facility)	8.25	11/12/2019	636,251	636,251	615,573
Direct ChassisLink Inc.	8.25	11/12/2019	3,923,810	3,866,821	3,796,286
Total Cargo Transport			4,560,061	4,503,072	4,411,859

Chemicals, Plastics and Rubber – 0.89%*:
Flint Group Holdings+	8.25	9/30/2022	3,451,145	3,436,408	3,278,588
Total Chemicals, Plastics and Rubber			3,451,145	3,436,408	3,278,588

Diversified/Conglomerate Manufacturing – 0.32%*:
TenCate+	5.25	11/30/2022	1,100,000	1,174,826	1,178,994
Total Diversified/Conglomerate
Manufacturing			1,100,000	1,174,826	1,178,994

Diversified/Conglomerate Service – 1.69%*:
Redprarie Corporation	6.00	12/21/2018	2,817,312	2,780,918	2,495,322
Redprarie Corporation	11.25	12/14/2019	4,632,646	4,654,455	3,767,870
Total Diversified/Conglomerate Service			7,449,958	7,435,373	6,263,192

Diversified Natural Resources, Precious Metals and Minerals – 1.41%*:
Caraustar Industries Inc.	8.00	5/1/2019	5,243,064	5,258,486	5,210,295
Total Diversified Natural Resources,
Precious Metals and Minerals			5,243,064	5,258,486	5,210,295

Electronics – 2.00%*:
Kronos, Inc.	9.75	4/30/2020	7,485,880	7,411,033	7,423,522
Total Electronics			7,485,880	7,411,033	7,423,522

Farming and Agriculture – 1.65%*:
Allflex Holdings, Inc.	8.00	7/19/2021	6,232,322	6,229,141	6,113,908
Total Farming and Agriculture			6,232,322	6,229,141	6,113,908

Finance – 0.77%*:
Cunningham Lindsey Group, Inc.	9.25	6/10/2020	5,504,015	5,512,223	2,862,088
Total Finance			5,504,015	5,512,223	2,862,088

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS(CONTINUED)
December 31, 2015

	EFFECTIVE				FAIR
	INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	VALUE
Bank Loans(Continued)
Healthcare, Education and Childcare – 0.81%*:
Sage Products Holdings III, LLC	9.25%	6/15/2020	3,011,585	$2,966,428	$3,006,556
Total Healthcare, Education and
Childcare			3,011,585	2,966,428	3,006,556

Leisure, Amusement, Motion Pictures and Entertainment – 1.07%*:
Endemol+	6.75	8/11/2021	3,635,131	3,474,638	3,214,074
Exterion Media+	7.00	3/30/2018	700,000	772,129	745,514
Total Leisure, Amusement, Motion
Pictures and Entertainment			4,335,131	4,246,767	3,959,588

Mining, Steel, Iron and Non-Precious Metals – 1.11%*:
Boomerang Tube, LLC	11.19	8/11/2017	1,609,355	1,609,355	1,609,355
Boomerang Tube, LLC>	12.00	10/11/2017	5,089,201	5,056,255	2,201,079
Murray Energy Corp.	7.50	4/16/2020	448,036	435,819	284,023
Total Mining, Steel, Iron and
Non-Precious Metals			7,146,592	7,101,429	4,094,457

Oil and Gas – 4.95%*:
Caelus Energy Alaska	8.75	4/15/2020	17,863,828	17,344,862	9,378,510
Fieldwood Energy LLC	8.38	9/30/2020	16,407,298	12,528,467	2,461,095
Jonah Energy LLC	7.50	5/12/2021	1,963,216	1,977,755	1,217,194
MD America Energy, LLC	9.50	8/4/2019	5,604,121	5,379,127	4,576,718
NFR Energy LLC>	10.00	12/31/2018	7,684,465	7,774,974	130,636
Templar Energy	8.50	11/25/2020	5,580,408	5,433,252	585,943
Total Oil and Gas			55,103,336	50,438,437	18,350,096

Printing and Publishing – 0.85%*:
Springer+	9.00	8/14/2021	2,850,000	3,268,465	3,159,199
Total Printing and Publishing			2,850,000	3,268,465	3,159,199

Retail Store – 0.83%*:
FleetPride	5.25	11/19/2019	831,374	707,344	669,256
FleetPride	9.25	5/19/2020	3,000,000	2,953,081	2,400,000
Total Retail Store			3,831,374	3,660,425	3,069,256

Total Bank Loans			120,918,749	116,263,685	76,128,077
Corporate Bonds – 107.60%*:
Aerospace and Defense – 1.77%*:
CPI International Inc.#	8.75	2/15/2018	5,550,000	5,658,352	5,466,750
Swissport Investments+	6.75	12/15/2021	950,000	1,040,150	1,069,843
Total Aerospace and Defense			6,500,000	6,698,502	6,536,593

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS(CONTINUED)
December 31, 2015

	EFFECTIVE				FAIR
	INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	VALUE
Corporate Bonds (Continued)
Automobile – 9.24%*:
Accuride Corp#	9.50%	8/1/2018	11,210,000	$11,276,408	$9,304,300
Affinia#	7.75	5/1/2021	3,240,000	3,318,931	3,297,672
Allied Specialty Vehicles#^	8.50	11/1/2019	6,000,000	5,965,020	6,090,000
International Automotive Components
Group, S.A.#^	9.13	6/1/2018	8,125,000	8,211,089	6,946,875
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	8,235,000	8,569,198	8,605,575
Total Automobile			36,810,000	37,340,646	34,244,422

Banking – 0.63%*:
Lock AS+	7.00	8/15/2021	2,050,000	2,664,380	2,321,642
Total Banking			2,050,000	2,664,380	2,321,642

Beverage, Food and Tobacco – 0.68%*:
Boparan Finance PLC+	5.50	7/15/2021	1,350,000	1,934,383	1,761,311
Carrols Corp.#	8.00	5/1/2022	709,000	733,155	747,995
Total Beverage, Food and Tobacco			2,059,000	2,667,538	2,509,306

Broadcasting and Entertainment – 3.50%*:
Arqiva Finance#+	9.50	3/31/2020	5,000,000	7,868,824	7,960,727
Entertainment One Ltd.+	6.88	12/15/2022	850,000	1,282,422	1,247,439
RCN Cable#^	8.50	8/15/2020	3,733,000	3,841,545	3,770,330
Total Broadcasting and Entertainment			9,583,000	12,992,791	12,978,496

Buildings and Real Estate – 6.29%*:
Forestar Real Estate Group Inc.#^	8.50	6/1/2022	5,991,000	6,171,536	5,841,225
Keystone Financing+	9.50	10/15/2019	3,900,000	6,215,028	5,979,391
Lyon Williams Homes, Inc.#	8.50	11/15/2020	8,000,000	8,041,008	8,460,000
M/I Homes, Inc.^	6.75	1/15/2021	1,965,000	1,965,000	1,935,525
Paroc Group+	6.25	5/15/2020	1,050,000	1,444,431	1,089,893
Total Buildings and Real Estate			20,906,000	23,837,003	23,306,034

Cargo Transport – 5.30%*:
Kenan Advantage Group, Inc.#^	7.88	7/31/2023	10,000,000	10,082,047	9,937,500
Moto Hospitality Limited+	6.38	9/1/2020	2,400,000	3,584,497	3,633,630
World Flight Services, Inc.+	9.50	7/15/2022	1,250,000	1,417,941	1,422,482
XPO Logistics, Inc.#^	6.50	6/15/2022	5,000,000	4,840,439	4,625,000
Total Cargo Transport			18,650,000	19,924,924	19,618,612

Chemicals, Plastics and Rubber – 10.60%*:
Associated Asphalt Partners LLC#^	8.50	2/15/2018	1,839,000	1,839,000	1,839,000
Chemours Co.#^	7.00	5/15/2025	5,962,000	5,496,545	4,069,065
Consolidated Energy Finance S.A.#+^	6.75	10/15/2019	7,320,000	7,144,803	6,997,554
Cornerstone Chemical Co.#^	9.38	3/15/2018	4,725,000	4,813,046	4,276,125
LSB Industries, Inc.#	7.75	8/1/2019	5,169,000	4,993,037	4,290,270
Omnova Solutions, Inc.#	7.88	11/1/2018	4,244,000	4,306,346	4,159,120

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS(CONTINUED)
December 31, 2015

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)
Chemicals, Plastics and Rubber (Continued)
Pinnacle Operating Corp.#^	9.00%	11/15/2020	2,635,000	$2,641,230	$2,476,900
Platform Specialty Products Corporation#^	10.38	5/1/2021	3,739,000	3,834,507	3,729,652
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,413,142	5,458,700
Univar USA Inc.#^	6.75	7/15/2023	2,172,000	2,172,000	1,981,950
Total Chemicals, Plastics and Rubber			46,203,000	45,653,656	39,278,336

Containers, Packaging and Glass – 5.74%*:
Coveris Holdings S.A.#^	7.88	11/1/2019	7,600,000	7,651,744	6,631,000
Horizon Holdings+	7.25	8/1/2023	3,750,000	4,116,582	4,216,992
Multi Packaging Solutions, Inc.#^	8.50	8/15/2021	6,105,000	6,130,442	6,333,937
Onex Wizard Acquisition Co+	7.75	2/15/2023	3,600,000	4,134,082	4,078,594
Total Containers, Packaging and Glass			21,055,000	22,032,850	21,260,523

Diversified/Conglomerate Manufacturing – 3.37%*:
Appvion Inc.#^	9.00	6/1/2020	13,200,000	13,405,717	5,280,000
Carlisle Transportation Products#^	8.25	12/15/2019	3,950,000	4,037,311	4,117,875
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,275	3,090,000
Total Diversified/Conglomerate Manufacturing			20,150,000	20,387,303	12,487,875

Diversified/Conglomerate Service – 0.96%*:
Carlson Travel Holdings Inc.#^	7.50	8/15/2019	2,690,000	2,723,749	2,649,650
Verisure Holdings+	6.00	11/1/2022	800,000	889,202	904,181
Total Diversified/Conglomerate Service			3,490,000	3,612,951	3,553,831

Diversified Natural Resources, Precious Metals and Minerals – 0.20%*:
Lecta S.A.#+	8.88	5/15/2019	630,000	822,931	722,367
Total Diversified Natural Resources, Precious Metals and Minerals			630,000	822,931	722,367

Electronics – 2.23%*:
International Wire Group, Inc.#^	8.50	10/15/2017	8,086,000	8,163,200	8,267,935
Total Electronics			8,086,000	8,163,200	8,267,935

Finance – 7.78%*:
Cabot Financial#+	10.38	10/1/2019	4,364,000	7,254,947	6,878,641
Galaxy Finco Ltd.+	7.88	11/15/2021	3,900,000	6,351,838	5,749,414
GFKL Financial Services+	8.50	11/1/2022	3,900,000	6,036,505	5,778,161
Marlin Financial+	10.50	8/1/2020	1,850,000	2,935,735	3,023,197
National Financial Partners Corp.#^	9.00	7/15/2021	1,720,000	1,711,400	1,573,800
TMF Group Holding+	9.88	12/1/2019	5,000,000	6,245,161	5,815,230
Total Finance			20,734,000	30,535,586	28,818,443
See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS(CONTINUED)
December 31, 2015

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)
Grocery – 1.15%*:
Post Holdings#^	7.75%	3/15/2024	1,882,000	$1,882,000	$1,971,395
Post Holdings#^	8.00	7/15/2025	1,232,000	1,232,000	1,305,920
Premier Foods Finance+	6.50	3/15/2021	700,000	1,163,644	980,349
Total Grocery			3,814,000	4,277,644	4,257,664

Healthcare, Education and Childcare – 12.88%*:
Capsugel Holdings^	7.00	5/15/2019	1,500,000	1,511,068	1,462,500
Cerba+	8.25	2/1/2020	3,450,000	3,887,870	3,847,239
Cognita Financing+	7.75	8/15/2021	2,200,000	3,435,707	3,347,303
ConvaTec Healthcare^	10.50	12/15/2018	850,000	862,576	857,786
Crown Newco PLC#+	8.88	2/15/2019	6,600,000	10,854,863	10,020,698
HomeVi SAS+	6.88	8/15/2021	1,200,000	1,606,856	1,373,746
Kindred Healthcare, Inc.#	8.75	1/15/2023	5,699,000	5,761,004	5,243,080
Labco+	6.25	7/1/2022	250,000	290,694	281,823
Prospect Medical Holdings Inc.#^	8.38	5/1/2019	5,000,000	5,057,999	5,200,000
Tenet Healthcare Corporation#	8.13	4/1/2022	3,700,000	3,700,000	3,690,750
Unilabs+	7.25	7/15/2018	2,600,000	3,578,335	2,798,722
Unilabs+	8.50	7/15/2018	2,450,000	3,205,037	2,759,010
Valeant#^	6.13	4/15/2025	4,006,000	3,665,416	3,575,355
Valeant+#^	7.50	7/15/2021	3,260,000	3,260,000	3,251,850
Total Healthcare, Education and Childcare			42,765,000	50,677,425	47,709,862

Hotels, Motels, Inns and Gaming – 0.24%*:
Gala Group Finance#+	8.88	9/1/2018	565,714	909,664	870,935
Total Hotels, Motels, Inns and Gaming			565,714	909,664	870,935

Insurance – 0.81%*:
Onex York Acquisition Corp.#^	8.50	10/1/2022	3,524,000	3,524,000	2,889,680
Towergate Finance PLC+	8.50	3/2/2020	66,825	100,323	101,026
Total Insurance			3,590,825	3,624,323	2,990,706

Leisure, Amusement, Motion Pictures and Entertainment – 4.29%*:
CPUK Finance Ltd+	7.00	8/28/2020	2,100,000	3,277,154	3,165,495
Odeon & UCI Finco+	9.00	8/1/2018	1,050,000	1,670,608	1,607,514
Palace Entertainment Holdings#^	8.88	4/15/2017	4,324,000	4,389,886	4,237,520
Perform Group+	8.50	11/15/2020	900,000	1,342,738	1,234,045
Vue Cinimas+	7.88	7/15/2020	3,650,000	5,856,988	5,662,281
Total Leisure, Amusement, Motion Pictures and Entertainment			12,024,000	16,537,374	15,906,855

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) – 2.04%*:
KM Germany Holding#+	8.75	12/15/2020	1,160,000	1,501,268	1,352,033
Xerium Technologies#	8.88	6/15/2018	6,324,000	6,351,716	6,198,310
Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			7,484,000	7,852,984	7,550,343

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2015

	EFFECTIVE				FAIR
	INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals — 2.35%*:
Constellium Holdco B.V.#	7.00%	1/15/2023	3,350,000	$3,921,129	$2,937,990
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,642,062	4,298,240
Murray Energy Corp.#^	11.25	4/15/2021	8,000,000	7,769,989	1,460,000
Total Mining, Steel, Iron and Non-Precious Metals			17,238,000	17,333,180	8,696,230

Oil and Gas — 14.15%*:
Calumet Specialty Products#	7.63	1/15/2022	1,135,000	1,117,907	964,750
Calumet Specialty Products#	6.50	4/15/2021	6,000,000	5,932,533	5,220,000
CHC Helicopter#	9.38	6/1/2021	1,950,000	2,029,401	390,000
CITGO Holding Inc.#^	10.75	2/15/2020	7,584,000	7,412,047	7,356,480
EP Energy	9.38	5/1/2020	3,500,000	2,189,072	2,231,250
Ferrellgas Partners LP#	8.63	6/15/2020	7,635,000	7,537,366	7,176,900
Jupiter Resources Inc.#+^	8.50	10/1/2022	10,025,000	9,593,247	4,010,000
Kosmos Energy Ltd.#+^	7.88	8/1/2021	5,070,000	4,634,052	4,081,350
Kosmos Energy Ltd.#^	7.88	8/1/2021	1,085,000	1,006,199	873,425
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,190,610	6,210,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,016,470
Seventy Seven Energy Inc.#	6.50	7/15/2022	6,650,000	4,443,639	1,047,375
SM Energy Company	5.63	6/1/2025	4,000,000	2,672,016	2,640,000
Topaz Marine SA#+^	8.63	11/1/2018	6,877,000	6,907,917	6,256,007
Welltec#+^	8.00	2/1/2019	3,151,000	3,150,727	2,954,063
Total Oil and Gas			71,779,000	65,933,733	52,428,070

Personal, Food and Miscellaneous — 2.85%*:
Brake Brothers Acquisition PLC+	7.13	12/15/2018	5,000,000	8,298,224	7,555,320
Teamsystem S.P.A.+	7.38	5/15/2020	2,680,000	3,549,481	3,015,025
Total Personal, Food and Miscellaneous			7,680,000	11,847,705	10,570,345

Printing and Publishing — 1.95%*:
Cimpress N.V.#^	7.00	4/1/2022	1,560,000	1,560,000	1,497,600
McGraw-Hill Education#^	8.50	8/1/2019	5,794,000	5,831,744	5,736,060
Total Printing and Publishing			7,354,000	7,391,744	7,233,660

Retail Store — 3.47%*:
Boing Group Finance+	6.63	7/15/2019	3,050,000	4,165,386	3,099,156
Brighthouse Group PLC#+	7.88	5/15/2018	2,000,000	3,111,929	2,826,571
HSS Financing PLC+	6.75	8/1/2019	306,000	506,522	446,597
Takko Fashion+	9.88	4/15/2019	3,800,000	4,983,341	2,197,150
Travelex+	8.00	8/1/2018	2,800,000	4,345,873	4,286,704
Total Retail Store			11,956,000	17,113,051	12,856,178

Telecommunications — 2.50%*:
Altice Financing#+^	6.63	2/15/2023	661,000	661,000	652,737
Altice S.A.#+^	7.75	5/15/2022	3,240,000	3,240,000	2,924,100

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2015

	EFFECTIVE				FAIR
	INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Eircom Finance Ltd#+	9.25%	5/15/2020	1,450,000	$2,120,674	$1,693,193
Frontier Communications#^	10.50	9/15/2022	1,406,000	1,406,000	1,400,727
Sprint Nextel Corporation#	7.25	9/15/2021	2,650,000	2,650,000	1,999,955
Wind Acquisition+	7.00	4/23/2021	550,000	758,861	590,244
Total Telecommunications			9,957,000	10,836,535	9,260,956

Textiles & Leather — 0.63%*:
Perry Ellis International Inc#	7.88	4/1/2019	2,334,000	2,390,373	2,334,000
Total Textiles & Leather			2,334,000	2,390,373	2,334,000
Total Corporate Bonds			415,447,539	454,059,996	398,570,219
Total Fixed Income			536,366,288	570,323,681	474,698,296
Other assets and liabilities — (28.15)%					(104,279,995)
Net Assets — 100%					$370,418,301

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/ or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
+	Foreign security.
>	Defaulted security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of December 31, 2015.

United States	63.5%
United Kingdom	17.3%
Germany	3.4%
France	3.0%
Netherlands	2.2%
Canada	1.5%
Trinidad and Tobago	1.5%
Switzerland	1.4%
Sweden	1.4%
Azerbaijan	1.3%
(Individually less than 1%)	3.5%
100.0%

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2015

Forward Foreign Exchange Contracts at December 31, 2015

						UNREALIZED
					AGGREGATE FACE	APPRECIATION/
COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	VALUE	(DEPRECIATION)
J.P. Morgan
Euros		Buy	1/15/2016	$532,658	$532,711	$53
Euros		Sell	1/15/2016	(55,497,472)	(55,432,645)	64,827
U.S. Dollars		Buy	1/15/2016	55,497,472	55,497,472	—
U.S. Dollars		Sell	1/15/2016	(532,658)	(532,658)	—
				—	64,880	64,880
Morgan Stanley
British pounds		Buy	1/15/2016	$4,189,519	$4,098,445	$(91,074)
British pounds		Sell	1/15/2016	(94,854,880)	(93,244,769)	1,610,111
Euros		Buy	1/15/2016	2,074,917	2,051,480	(23,437)
Euros		Sell	1/15/2016	(1,019,377)	(1,011,063)	8,314
Swiss francs		Buy	1/15/2016	485,559	477,216	(8,343)
Swiss francs		Sell	1/15/2016	(481,664)	(477,216)	4,448
U.S. Dollars		Buy	1/15/2016	96,355,920	96,355,920	—
U.S. Dollars		Sell	1/15/2016	(6,749,994)	(6,749,994)	—
				—	1,500,019	1,500,019
				—	1,564,899	1,564,899

See accompanying Notes to the Financial Statements.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

1. Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisors Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its managed assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015

quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS
Assets:
Fixed Income:
Bank Loans	$—	$66,499,261	$9,628,816	$76,128,077
Bonds	—	398,570,219	—	398,570,219
Total Fixed Income	$—	$465,069,480	$9,628,816	$474,698,296

Derivative Securities:
Foreign Exchange Contracts:	$—	$1,687,753	$—	$1,687,753

Total Derivative Securities	—	1,687,753	—	1,687,753

Total Assets	$—	$466,757,233	$9,628,816	$476,386,049

Liabilities:
Foreign Exchange Contracts	$—	$122,854	$—	$122,854

Total Liabilities:	$—	$122,854	$—	$122,854

As of the year ended December 31, 2015, certain securities were transferred from one Level (as of December 31, 2014) to another. Based on beginning of period market values as of December 31, 2014, approximately $5,338,895 was transferred to Level 3 from Level 2 as a result of infrequent trading and limited reliable market prices. Valuation has been based on management and market assumptions or expectations.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2015.

	FAIR VALUE AS OF	VALUATION
TYPE OF ASSETS	DECEMBER 31, 2015	TECHNIQUES	UNOBSERVABLE INPUT
Boomerang Tube, LLC	$1,609,355	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $33 million.

Cunningham Lindsey Group, Inc.	$2,862,088	Broker Quote	$52.00; pricing source depth of 1.

Direct ChassisLink, Inc.	$4,411,859	Market Comparables	Average of broker quotes for comparable securities: $96.56; Discount for lack of marketability: 1%.

Exterion Media	$745,514	Broker Quote	$98.00; pricing source depth of 1.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT 12.31.14	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN LOSS	CHANGE IN UNREALIZED	BALANCE AT 12.31.15	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF DECEMBER 31, 2015
Fixed Income Bank Loan	$4,477,282	$5,338,895	—	$2,349,787	$(44,555)	$24,341	$553	$(2,517,487)	$9,628,816	$(2,517,487)

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015

B.Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2015, all cash and cash equivalents are held by U.S. Bank, N.A.

C.Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F. Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015

recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, in any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with Morgan Stanley and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $1,687,753 in net unrealized appreciation and a liability of $122,854 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of December 31, 2015 are indicative of the volume of activity during the period.

For the year ended December 31, 2015, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of December 31, 2015. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	STATEMENT OF ASSETS
	AND LIABILITIES	FAIR
	LOCATION	VALUE
Derivatives
Forward Foreign
Exchange	Unrealized
Contracts	Appreciation	$1,687,753

Total Asset
Derivatives		$1,687,753

Liability Derivatives
Forward Foreign
Exchange	Unrealized
Contracts	Depreciation	$122,854

Total Liability
Derivatives		$122,854

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015: Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN
DERIVATIVES	EXCHANGE CONTRACTS
Forward Foreign Exchange
Contracts	$11,386,280

Total	$11,386,280

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN
DERIVATIVES	EXCHANGE CONTRACTS
Forward Foreign Exchange
Contracts	$319,333

Total	$319,333

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015

H.Offsetting of Financial and Derivative Assets and Liabilities
The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2015.

	J.P. MORGAN	MORGAN STANLEY
Assets:
Forward foreign exchange contracts	$64,880	$1,622,873
Total Assets	$64,880	$1,622,873

Liabilities:
Forward foreign exchange contracts	$—	$122,854
Total Liabilities	$—	$122,854
Net Exposure	$64,880	$1,500,019
I. Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.
J. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.
K.Counterparty Risk
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.
3. Advisory Fee
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).
Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.
4. Administrator Fee
The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. From January 1, 2015 through October 24, 2015, the Fund agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets. Beginning October 25, 2015, the Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.
5. Income Taxes
It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015
of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
The tax character of dividends paid to shareholders during the tax year ended in 2015, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
$44,022,967	$ —	$44,022,967
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2015, undistributed net investment income was decreased $1,152,011 and accumulated net realized gain was increased $1,152,011. This reclassification has no effect on the net assets of the Fund.
The following information is provided on a tax basis as of December 31, 2015:

Cost of investments	$570,323,681
Unrealized appreciation	2,703,752
Unrealized depreciation	(98,329,137)
Net unrealized appreciation
(depreciation)	(95,625,385)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Other accumulated gain/(loss)	(11,840,735)
Total accumulated gain/(loss)	(107,466,120)
The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

FISCAL YEAR ENDED CAPITAL LOSS	AMOUNT	EXPIRATION
December 31, 2014	$2,702,651	Unlimited
December 31, 2015	9,635,805	Unlimited
Total	$12,338,456
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the U.S. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
At December 31, 2015, the Fund deferred, on a tax basis, late-year December losses of $2,125,852.
6. Investment Transactions
For the year ended December 31, 2015, the Fund purchased (at cost) and sold securities in the amount of $209,204,410 and $226,505,923 (excluding short term debt securities), respectively.
7. Credit Facility
On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014, the Fund entered an amended agreement with a variable annual interest rate of three-month LIBOR plus .80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.
Changes to the credit facility’s capacity for the year ended December 31, 2015 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2015:		$153,500,000
January 8, 2015	$153,500,000	$148,500,000
January 20, 2015	$148,500,000	$141,500,000
May 14, 2015	$141,500,000	$146,500,000
August 19, 2015	$146,500,000	$141,500,000
September 25, 2015	$141,500,000	$138,500,000
October 2, 2015	$138,500,000	$136,500,000
October 7, 2015	$136,500,000	$133,500,000
Capacity at December 31, 2015:		$133,500,000
The average principal balance and interest rate for the period during which the credit facility was utilized for the

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
December 31, 2015
year ended December 31, 2015 was approximately $141,300,000 and 1.12 percent, respectively. At December 31, 2015, the principal balance outstanding was $133,500,000 at an interest rate of 1.41 percent.
8. Securities Lending
Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of December 31, 2015, the total amount of income netted against the interest expense is $86,616.
9. Common Stock
The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2014 and December 31, 2015.
10. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2015, the Fund paid its Trustees aggregate remuneration of $192,159. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.
All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2015, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.
The Fund did not make any payments to the Adviser for the year ended December 31, 2015, other than the amounts payable to the Adviser pursuant to the Agreement.
11. Results of Shareholder Meeting
The Annual Meeting of Shareholders (“Annual Meeting”) was held on Thursday, July 16, 2015. The shareholders were asked to elect as Trustees Rodney J. Dillman and Martin A. Sumichrast for three-year terms. The shareholders approved the proposal. The results of shareholder voting are set forth below:

			% OF
			SHARES
SHARES FOR	WITHHELD	TOTAL	VOTED FOR
Rodney J. Dillman 17,956,565	559,100	18,515,665	96.98%
Martin A. Sumichrast 17,931,414	584,251	18,515,665	89.40%
The Fund’s other Trustees Thomas W. Bunn, Thomas M. Finke, Bernard A. Harris, Jr., and Thomas W. Okel continued to serve their respective terms following the Annual Meeting.
12. Subsequent Events
The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. On January 4, 2016, the dividend payable of $7,644,046 was paid to common shareholders. The dividend amount consisted of net investment income.
Babson Capital has contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year commencing on January 1, 2016. Such waived fees are not subject to recoupment from the Fund. Babson Capital may not discontinue this waiver prior to December 31, 2016 without the approval of the Fund’s Board of Trustees.
In addition, on February 5, 2016, the Fund announced a reduction in its monthly dividend from $0.1615 per share to $0.1534 per share, effective March 1, 2016.
In addition, as of December 31, 2015, the borrowing capacity on the current note payable was $133,500,000. On January 6, 2016, the note was paid down and borrowing capacity was decreased to $123,500,000. On January 20, 2016, the note was paid down and borrowing capacity was decreased to $118,500,000. The Fund has concluded that there are no additional subsequent events that require recognition or disclosure.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

The Board of Trustees and Shareholders
Babson Capital Global Short Duration High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Babson Capital Global Short Duration High Yield Fund (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended December 31, 2015 and for the period from October 26, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Global Short Duration High Yield Fund as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

February 29, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS

Thomas M. Finke (51) 550 South Tryon Street Charlotte, NC 28202	Trustee/ Nominee	Term expires 2016; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002- 2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	3
Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by the Adviser); Chairman (2012-2015), Director (since 2008), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (2012-2015), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist).

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS

Rodney J. Dillman (63) 550 South Tryon Street Charlotte, NC 28202	Trustee/ Chairman	Term expires 2018; Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011- 2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006- 2008), Babson Capital.	3
Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010), The MassMutual Trust Company.

Thomas W. Bunn (62) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2017; Trustee since 2013	Retired (since 2009); Vice Chairman (2005-2009), Head of National Banking (2006- 2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm).	3
Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Nature Conservancy of North Carolina; Director (2009-2014), Kiawah Island Conservancy.

Dr. Bernard A. Harris, Jr. (59) 550 South Tryon Street Charlotte, NC 28202	Trustee/ Nominee	Term expires 2016; Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	3
Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS

Thomas W. Okel (53) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2017; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Martin A. Sumichrast (49) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2018; Trustee since 2012	Vice Chairman and Principal (since 2013), Siskey Capital, LLC (merchant banking); Managing Director (2012- 2013), Washington Capital, LLC (family office); Managing Director (2009- 2012), Lomond International (business advisory firm).	3
Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Realty, Inc. (digital platform technology and management software company for internet advertising); Chairman and Director (since 2015), Level Beauty Group Inc. (retail/e-commerce beauty investment/management company).

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

OFFICERS

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

Russell D. Morrison (51) 550 South Tryon Street Charlotte, NC 28202	President	Since 2012
Vice Chairman (since 2014), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of Global High Yield Investments Group (since 2010), Co-Head of U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson Capital; Chairman and Director (since 2015), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (since 2015), Babson Capital Global Advisors Limited (investment advisory firm); Senior Vice President (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Patrick Hoefling (36) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since 2012
Treasurer (since 2015), Managing Director (since 2015), Director (2008-2015), Babson Capital; Chief Financial Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Manager (2005-2008), Deloitte and Touche.

Andrew Lennon (41) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2013	Managing Director (since 2010), Director (2005-2009), Babson Capital; Treasurer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Michael Freno (40) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Member of the High Yield Investment Committee (since 2010), Director (2007- 2009), Associate Director (2005-2006), Babson Capital.

Sean Feeley (48) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012
Member of U.S. High Yield Investment Committee (since 2010); Managing Director (since 2003), Babson Capital; Vice President (since 2011), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by the Adviser); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Scott Roth (46) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Member of U.S. High Yield Investment Committee (since 2010); High Yield Team Leader (since 2010), Managing Director (since 2010), Director (2002-2010), Babson Capital.

Melissa LaGrant (42) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2012
Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by the Adviser).

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

OFFICERS (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

Janice M. Bishop (51) 550 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2012
Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson Capital; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michele Manha (43) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2012
Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Babson Capital; Assistant Secretary (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

*  Officers will hold their position with the Fund until a successor has been elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 16,2015.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Fund, as defined the 1940 Act (“independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement (the “Management Agreement”) between the Fund and Babson Capital Management LLC (“Babson Capital”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between Babson Capital and Babson Capital Global Advisors Limited (“BCGA”). The Trustees considered matters bearing on the Fund and the Agreements at their meetings throughout the year, including a review of the Fund’s performance at each regular meeting. In addition, the Trustees met on October 14, 2015 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Agreements for the Fund. The Trustees’ review process and considerations in approving the Agreements are set forth below.

Prior to the contract review meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Fund, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Agreements; the reasons why Babson Capital was proposing the continuance of the Agreements; Babson Capital and its personnel; the Fund’s investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Fund; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Fund’s fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and “fallout” benefits to Babson Capital resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory services provided under the Agreements. In evaluating the nature, scope and quality of the services provided by Babson Capital and BCGA to the Fund, the Trustees considered Babson Capital’s specific responsibilities in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Babson Capital and BCGA to attract and retain high-quality personnel, and the organizational depth and stability of Babson and BCGA. The Trustees also considered the trading capabilities of Babson Capital.

Based on information provided by Lipper Inc. (“Lipper”) and Babson Capital, the Trustees reviewed the Fund’s total return investment performance, as well as the performance of peer groups of funds, over various time periods. The total return performance of the Fund’s shares ranked in the 4th quintile of the Lipper performance universe for the one-year period ended June 30, 2015 (the 1st quintile being the best performers and the 5th quintile being the worst performers) and ranked in the 3rd quintile of the Lipper performance universe for the since-inception period ended June 30, 2015. Given the size of the Lipper performance universe and information provided by Babson Capital regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom peer group developed by Babson Capital comprised of high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. Relative to the custom peer group, the total return performance of the Fund ranked 3rd out of 8 peer funds for the since inception period ended June 30, 2015. In the course of their deliberations, the Trustees also took into account information provided by Babson Capital during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with Babson Capital’s and BCGA’s responses and efforts relating to investment performance.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees considered the investment management fee paid by the Fund to Babson Capital pursuant to the Management Agreement. The Trustees noted that Babson Capital (and not the Fund) pays BCGA its sub-advisory fee under the Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Fund under the Management Agreement, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s actual management fee (which includes Babson Capital’s advisory fee and Fund administration fees) and total expense ratio were each higher than the Lipper expense group median. The Trustees also reviewed the Fund’s advisory fee and total expense ratio in comparison to a custom peer group developed by Babson Capital comprised of high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. The Trustees considered that, according to the custom peer group data, the Fund’s gross management fee and total expense ratio were each approximately at the median of the Fund’s custom peer group. The Trustees also reviewed materials provided by Babson Capital describing fees paid by other similar accounts managed by Babson Capital, noting that Babson Capital typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities.

The Board noted that, because your Fund is closed-end and does not make a continuous offering of securities, its size was relatively stable and it was unlikely that Babson Capital would realize economies of scale from your Fund’s growth other than through capital gains. The Board noted its option to reconsider the management fees in the future should the Fund’s assets grow substantially.

The Trustees reviewed information prepared by Babson Capital regarding Babson Capital’s costs of managing the Fund, and the profitability of the Management Agreement to Babson Capital. In considering the profitability of the Babson Capital, the Board noted that the BCGA is an affiliate of Babson Capital and is paid by Babson Capital, and, therefore, did not consider its profitability separately.

The Trustees also considered the character and amount of other incidental benefits received by Babson Capital and BCGA. Additionally, the Trustees considered so-called “fall-out benefits” to Babson Capital and BCGA such as reputational value derived from serving as investment manager to the Fund. The Trustees also considered costs incurred by Babson Capital in connection with the organization and initial offering of the Fund.

On the basis of the information provided, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management fees charged to the Fund and the sub-advisory fee paid by Babson Capital to BCGA represent reasonable compensation in light of the services being provided by Babson Capital and BCGA to the Fund.

Based on their evaluation of factors that they deemed material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Management Agreement with Babson Capital and Sub-Advisory Agreement with BCGA should be continued for an additional one-year period, commencing October 24, 2015.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman
Chairman, Trustee

Dr. Bernard A. Harris, Jr.
Trustee

Thomas W. Okel
Trustee

Martin A. Sumichrast
Trustee

Thomas W. Bunn
Trustee

OFFICERS

Russell Morrison
President

Patrick Hoefling
Chief Financial Officer

Andrew Lennon
Treasurer

Michael Freno
Vice President

Sean Feeley
Vice President

Scott Roth
Vice President

Melissa LaGrant
Chief Compliance Officer

Janice Bishop
Secretary/Chief Legal Officer

Michele Manha
Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Babson Capital Global Short Duration High Yield Fund 2015 Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser or invest in the Babson Capital Global Short Duration High Yield Fund (the “Fund”), you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital and the Fund. It applies to all Babson Capital and the Fund accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

February 2016

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.babsoncapital.com/bgh.  During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts.  Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP Year Ended December 31, 2015	KPMG LLP Year Ended December 31, 2014
Audit Fees	$68,700	$66,700
Audit-Related Fees	12,600	12,600
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$81,300	$79,300

Non-Audit Fees Billed to Babson and MassMutual:

	KPMG LLP Year Ended December 31, 2015	KPMG LLP Year Ended December 31, 2014
Audit-Related Fees	$1,393,808	$1,268,006
Tax Fees	333,000	140,000
All Other Fees	23,100	0
Total Fees	$1,749,908	$1,408,006

The category “Audit Fees” refers to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The category “Audit-Related Fees” reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant and Babson, such as a SOC – 1 review, consulting and agreed upon procedures reports.  Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category.  The category “All Other Fees” represents fees billed by KPMG LLP for consulting rendered to the Registrant and Babson.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant.  During 2015, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2014 and 2015 for the Registrant and for the non-audit services provided to Babson, and Babson’s parent, MassMutual.  As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The 2014 fees billed represent final 2014 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2015 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2015 Annual Form N-CSR, but are now properly included in the 2014 fees billed to the Registrant, Babson and MassMutual.

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S Securities and Exchange Commission.  The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant’s website, www.babsoncapital.com/bgh, and (2) without charge, upon request, by calling, toll-free 1-866-399-1516.  The current members of the Audit Committee are Dr. Bernard A. Harris, Thomas W. Okel and Martin A. Sumichrast.

Item 6. Investments.

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC (“Babson”).  A summary of Babson’s proxy voting policies and procedures are set forth below.

Summary of Babson’s Proxy Voting Policy:

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson or a Babson associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson’s Proxy Voting Procedures:

Babson will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson in accordance with Babson’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences,

Babson will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson’s Proxy Voting Policy and information about how Babson voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER.  Russell D. Morrison serves as President of the Registrant (since 2012) and as one of its Portfolio Managers.  With over 22 years of industry experience, Mr. Morrison is head of Babson’s Global Fixed Income Group (since 2009).  He joined Babson in 2002 and previously served as co-head of the U.S. Bank Loan Group.  Since 2002, Mr. Morrison has focused on research, portfolio management and trading for U.S. and European bonds, loans and structured credit.  Prior to joining Babson, he was a Vice President at First Union Securities, Inc., a Manager in Ernst & Young’s Management Consulting Group and an accountant at North Carolina National Bank.  Mr. Morrison holds a B.S. from Wake Forest University and an M.B.A. from Carnegie Mellon University’s Graduate School of Industrial Administration.

PORTFOLIO MANAGEMENT TEAM.  Mr. Morrison has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Babson and Babson Capital Management (UK) Limited investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley serves as a Vice President of the Registrant (since 2012). Mr. Feeley is a Managing Director of Babson and head of the High Yield Research Team with over 23 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. He also currently serves as a Vice President of Babson Capital Corporate Investors and Babson Capital Participation Investors, both closed-end investment companies managed by Babson.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant (inactive) and a Chartered Financial Analyst.

Michael Freno serves as a Vice President of the Registrant (since 2012).  With over 13 years of industry experience, Mr. Freno is a head of Babson’s Loan Total Returns Fund.  He joined Babson in 2005.  Prior to joining Babson, he served as a research analyst at Mangan & McColl Partners, LLC and a Manager a PricewaterhouseCoopers.  He holds a B.A. from Furman University and an M.B.A from Wake Forest Babcock School of Business.

Kam Tugnait serves as a Vice President of the Registrant (since 2012).  With over 20 years of experience, he is a Managing Director of Babson Capital Management (UK) Limited (“BCE”), parent of Babson Capital Global Advisors Limited (“BCGA”).  He joined BCE in 2011 and currently manages the European high yield funds.  Prior to joining BCE, he worked a Gatmore, managing the Gatmore Corporate High Yield Bond Fund, Head of High Yield at Standard Bank and the United Bank of Kuwait.  He holds an M.A. from Cambridge University and is a member of the Institute of Chartered Accountants, England & Wales.

Zak Summerscale serves as a Vice President of the Registrant (since 2012).  He is Chief Investment Officer of European High Yield of BCE, parent of BCGA.  He joined BCE in 2001 and has direct portfolio management responsibility for several of BCE’s strategies.  Prior to joining BCE, Mr. Summerscale was Portfolio Manager at Flag Asset Management.  Prior to Flag Asset Management, he held various positions at the United Bank of Kuwait and as an ACA for Ernst & Young.  He holds a B.A. from Durham University.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
PORTFOLIO		TOTAL		WITH	ASSET SIZE OF
ADVISORY		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
TEAM	ACCOUNT	OF	TOTAL ASSET	BASED	BASED
(A) (B)	CATEGORY	ACCOUNTS	SIZE (A) (B)	ADVISORY FEE	FEE ACCOUNTS

	Registered
Russell D.	Investment	0	N/A	0	N/A
Morrison (C)(D)	Companies

	Other Pooled
	Investment	0	N/A	0	N/A
	Vehicles

	Other
	Accounts	0	N/A	0	N/A

	Registered
Sean	Investment	8	$1,148.2	0	N/A
Feeley (C)	Companies

	Other Pooled
	Investment	3	$3,385.6	0	N/A
	Vehicles

	Other
	Accounts (E)	9	$1,317.6	0	N/A

	Registered
Michael (C)	Investment	4	$285.7	0	N/A
Freno	Companies

	Other Pooled
	Investment	2	$7,412.6	0	N/A
	Vehicles

	Other
	Accounts (E)	1	$1,010.2	0	N/A

	Registered
Kam	Investment	1	$80.9	0	N/A
Tugnait	Companies

	Other Pooled
	Investment	3	$998.1	0	N/A
	Vehicles

	Other
	Accounts (F)	6	$1,037.5	0	N/A

	Registered
Zak	Investment	3	$259.6	0	N/A
Summerscale	Companies

	Other Pooled
	Investment	4	$14,465.2	0	N/A
	Vehicles

	Other
	Accounts (F)	4	$1,653.7	0	N/A

(A)	Account asset size has been calculated as of December 31, 2015.

(B)	Asset size in millions.

(C)	Represents accounts advised by Babson over which Messrs. Morrison, Feeley, or Freno have day-to-day management responsibilities.

(D)
Mr. Morrison, as head of Babson’s Global Fixed Income Group, has overall responsibility for all fixed and floating income rate assets managed by Babson.  Except for the accounts noted in the table above, Mr. Morrison is not primarily responsible for the day-to-day management of the other accounts managed by Babson’s Global Fixed Income Group.

(E)
Messrs. Feeley and Freno manage the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

(F)
Messrs. Summerscale and Tugnait manage the European sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Babson and/or an affiliate has an investment in one or more of such accounts.  Babson has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates:  Babson or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients.  Likewise, Babson may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients.  Babson has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction.  To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades:  Babson may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client.  Babson may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson is entitled to earn a performance or incentive fee.  As a result, Babson has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee.  To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements.  Babson will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions:  While Babson or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson advisory clients during or after the original syndication.  Babson advisory clients may purchase such loans directly from Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) or from other members of the lending syndicate.  Babson or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations.  As a result, Babson has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests.  To address this conflict of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered investment adviser and broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers.  While a Babson advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson advisory client directs Babson to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients:  Babson may invest client assets in securities or other investments that are also held by (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates.  Babson may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer.  Babson has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer.  Any investment by Babson on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson or an affiliate, (ii) in which Babson, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson or an affiliate has an interest in the entity entitled to receive the fees paid by such funds.  Babson has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds.  Any recommendation to invest in a Babson advised fund or other investment company will be consistent with Babson’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment:  Babson may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson or its affiliates and/or share in the performance or incentive fees received by Babson from such funds.  If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund.  To address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory account.  Any investment by a Babson employee in one of its private funds is also governed by Babson’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson’s Code of Ethics, as summarized above.

Management of Multiple Accounts:  As noted above, Babson’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson and its affiliates, including MassMutual and its affiliates.  The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson or its affiliates or where the portfolio manager, Babson and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation:  Such potential conflicts include those relating to allocation of investment opportunities.  For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson, but may not be available in sufficient quantities for all accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by multiple accounts.  A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson or its affiliates a performance-based fee or the portfolio manager, Babson or an affiliate has an ownership or other economic interest in the account.  As noted above, Babson also acts as an investment manager for certain of its affiliates, including MassMutual.  These affiliate accounts co-invest jointly and concurrently with Babson’s other advisory clients and therefore share in the allocation of such investment opportunities.  To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 –  Brokerage Practices, Investment Allocation Policy.  In addition, as noted above, to address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other

Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory accounts.  Any investment by a Babson employee in one of its private funds is also governed by Babson’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson’s Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales:  Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection.  Babson and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage.  It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage.  For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security.  To address these conflicts, Babson has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson is consistent with Babson’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular account as a result of the ownership or economic interest of Babson, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors:  Potential material conflicts of interest may also arise if a trade error occurs in a client account.  A trade error is deemed to occur if there is a deviation by Babson from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson purchasing or selling securities for, or allocating securities to, the wrong client account.  When correcting these errors, conflicts of interest between Babson and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades.  In order to address these conflicts, Babson has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson’s interest.

Best Execution; Directed Brokerage:  With respect to securities transactions for most of the accounts it manages, Babson determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction.  Babson manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker.  In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts.  Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved.  Babson has adopted a

Best Execution Policy and a Directed Brokerage Policy which are summarized below under Item 12 – Brokerage Practices, Broker Selection/Recommendations and Directed Brokerage.

Babson and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.

Babson (Investment Adviser):

Compensation packages at Babson are structured such that key professionals have a vested interest in the continuing success of the firm.  Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award.  As part of the firm’s continuing effort to monitor retention, Babson participates in annual compensation surveys of investment management firms to ensure that Babson’s compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Babson, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson’s overall earnings, revenue and assets under management.  A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BCGA (Sub-Adviser):

On March 29, 2012, BCGA and BCE entered into a services agreement pursuant to which BCE agreed to provide personnel services to BCGA (including the secondment of investment staff on a part-time basis) sufficient to enable BCGA to carry on its business (including to discharge its obligations under the Sub-Advisory Agreement). A summary of BCE’s employee remuneration structures appears below:

BCE’s remuneration structures are designed to support and further the firm’s business strategy, objectives, values and long-term interests. Packages aim to facilitate the retention of existing employees and attract high calibre new employees in order to achieve the best results for the firm and its clients. As a result, packages offered should be competitive with those available to professionals working in London in relevant areas (including banking, private equity, asset management, corporate finance advisory, law and accounting).

Remuneration Components:
Remuneration arrangements for employees currently comprise some or all of the following components:

(a) fixed salary;
(b) awards under the short-term incentive scheme (“STI”);
(c) awards under the long-term incentive scheme (“LTI”); and
(d) share of carried interest in certain funds (“Carried Interest”).

Fixed Salary:
All employees receive a fixed salary, payable in monthly instalments. Fixed salary comprises a pensionable and a non-pensionable element. The non-pensionable component is initially identified in the relevant employee’s employment contract. Fixed salaries (and the proportions of which are pensionable and non-pensionable) are reviewed from time to time.

Fixed salary for an earnings year is determined following the completion of the end-of-year appraisals for the previous year. Staff are notified of any change to their fixed salary in February, with any changes being backdated to the start of the earnings year.

Short-Term Incentive Scheme:
All employees are eligible to be considered for an STI award each year. While STI awards may be made in non-cash form, all awards have been made in cash to date. Awards are determined following the completion of the end-of-year appraisals for the earnings year to which they correspond and are based on performance measurement, taking into account the profits generated by the firm. Staff who have been awarded an STI award are generally notified in February of their award. The award is typically paid within 2 weeks of staff being notified, following the finalization of BCE’s accounts. Leavers generally forfeit any STI that has been awarded but not yet paid.

Long-Term Incentive Scheme:
LTI awards are used to reward and retain employees that senior management consider are key to BCE’s business. All employees are eligible to be considered for an LTI award each year. Awards are based on performance measurement, taking into account the profits generated by the firm. LTI awards are entirely made in non-cash form.

BCE’s LTI scheme broadly mirrors the equivalent scheme operated by BCM, whereby beneficiaries are notified in February (following the relevant earnings year) of the amount of the award that will be made to them in July. Prior to July of that year, recipients of LTI awards are asked to express a preference as to how they would like their award to be allocated (they may track one or more of a prescribed range of reference assets, including a notional BCM share price, a term deposit rate, individual funds managed by BCE and various external funds). Awards are then made in July, with payments in respect of those awards (as adjusted for the performance of the selected reference assets) being made in four equal annual instalments, commencing on the first anniversary of the award date. As with STI, leavers generally forfeit any outstanding LTI.

Carried Interest:
Carried Interest is only relevant to funds which pay an incentive fee to BCE in its capacity as investment manager. Proposals regarding the allocation of Carried Interest are made to the BCE Remuneration Committee, which in turn reviews and approves the recipients, amounts and structure of any such awards. Generally, awards are only made to members of senior management and employees directly involved in the management of the investments comprising the portfolio of the relevant fund. The rules regarding forfeiture of Carried Interest by leavers vary by fund.

BENEFICIAL OWNERSHIP.  As of December 31, 2015, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management	Dollar Range of Beneficially
Team:	Owned* Equity Securities of the
Registrant:
Russell D. Morrison	$100,001-$500,000
Sean Feeley	$50,001-$100,000
Michael Freno	$100,001-$500,000
Kam Tugnait	None
Zak Summerscale	$100,001-$500,000

* Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 11. Controls and Procedures.

(a)	The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes to the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant’s second half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT

INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith [for principal executive officer].
Filed herewith [for principal financial officer].

(a)	(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President
Date	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	March 9, 2016

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer
Date	March 9, 2016